Exhibit 10.2
REAFFIRMATION
          REAFFIRMATION, dated as of June 6, 2008 (this “Reaffirmation”), with respect to the Second Amended and Restated Guarantee and Collateral Agreement, dated as of December 13, 2005 (the “Guarantee and Collateral Agreement”), made by R.H. Donnelley Corporation, a Delaware corporation (“Holdings”), R.H. Donnelley Inc., a Delaware corporation and a wholly owned subsidiary of Holdings (the “Borrower”) and certain subsidiaries of the Borrower in favor of Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, Holdings, the Borrower, the lenders parties thereto, the Syndication Agent, the Co-Documentation Agents and the Lead Arrangers named therein and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005 (as amended by the First Amendment dated as of April 24, 2006 and as further amended, supplemented or otherwise modified from time to time) (the “Existing Credit Agreement”);
          WHEREAS, concurrently with the execution of this Reaffirmation, the Existing Credit Agreement will be amended by that certain Second Amendment, dated as of June 6, 2008 (the “Second Amendment”), which, among other things, shall provide for (i) the establishment of new commitments to make Revolving Loans, and to acquire participations in Letters of Credit and Swingline Loans under the Credit Agreement, which will replace a portion of the existing Revolving Commitments and (ii) new revolving loans thereunder, the proceeds of which will be utilized to refinance the currently outstanding Revolving Loans under the Terminated Revolving Commitments (as defined in the Second Amendment);
          WHEREAS, pursuant to the Existing Credit Agreement, as amended by the Second Amendment (the “Amended Credit Agreement”), the Existing Revolving Lenders (as defined in the Second Amendment) will maintain, and the Additional Revolving Lenders (as defined in the Second Amendment) will make Revolving Commitments and Revolving Loans to, and the Issuing Lender will issue Letters of Credit from time to time for the account of, the Borrower;
          WHEREAS, each Subsidiary of the Borrower that is a party hereto (collectively, together with Holdings and the Borrower, the “Confirming Parties”) has guaranteed the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement);
          WHEREAS, as collateral security for the Secured Obligations (as defined in the Guarantee and Collateral Agreement), each Confirming Party has granted to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the Collateral referred to in the Guarantee and Collateral Agreement;
          WHEREAS, all of the liabilities and obligations of the Borrower under the Existing Credit Agreement are being continued in full force and effect, unpaid and undischarged (except to the extent expressly provided in the Second Amendment) pursuant to the Second Amendment;

          WHEREAS, each Confirming Party is a party to the Guarantee and Collateral Agreement and hereby wishes to confirm that all of its liabilities and obligations, and Liens and security interests created, under the Guarantee and Collateral Agreement remain in full force and effect after giving effect to the Second Amendment; and
          WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment that the parties hereto shall have executed and delivered this Reaffirmation to the Administrative Agent for the ratable benefit of the Lenders;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Second Amendment and to induce the Lenders to make or maintain extensions of credit thereunder, each Confirming Party hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:
          1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Amended Credit Agreement.
          2. Each Confirming Party hereby consents to the execution and delivery of, and the amendment of the Existing Credit Agreement pursuant to, the Second Amendment. Each Confirming Party hereby agrees that each reference to the “Credit Agreement” in the Guarantee and Collateral Agreement shall be deemed to be a reference to the Existing Credit Agreement as amended by the Second Amendment.
          3. Each Confirming Party hereby agrees that:
          (a) all of its obligations and liabilities under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis after giving effect to the Second Amendment;
          (b) all of the Liens and security interests created and arising under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as existed prior to the effectiveness of the Second Amendment, after giving effect to the Second Amendment, as collateral security for the Secured Obligations (as defined in the Guarantee and Collateral Agreement);
          (c) all of the obligations and liabilities of the Borrower under the Existing Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged (except to the extent expressly provided in the Second Amendment), pursuant to the Amended Credit Agreement and (ii) constitute the same obligations and liabilities under the Amended Credit Agreement (except to the extent expressly provided in the Second Amendment); and
          (d) this Reaffirmation is being executed and delivered at the request of the Lenders and shall not imply or require that any consent of such Confirming Parties is needed in connection with any future amendments or waivers of the Credit Agreement or any other Loan Documents or any additional borrowings thereunder.

          4. Each of the representations and warranties made by any Confirming Party in the Guarantee and Collateral Agreement is true and correct in all material respects on and as of the date hereof (unless such representations expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date).
          5. Each Confirming Party agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Reaffirmation.
          6. This Reaffirmation shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          7. This Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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          IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be executed and delivered by a duly authorized officer on the date first above written.

R.H. DONNELLEY CORPORATION
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

R.H. DONNELLEY INC.
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

R.H. DONNELLEY APIL, INC.
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	President and Treasurer

R.H. DONNELLEY PUBLISHING & ADVERTISING, INC.
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

GET DIGITAL SMART.COM, INC.
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

Signature Page to Reaffirmation Agreement

R.H. DONNELLEY PUBLISHING & ADVERTISING OF ILLINOIS PARTNERSHIP
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	President and Treasurer

DONTECH II PARTNERSHIP
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

DONTECH HOLDINGS, LLC
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	President and Treasurer

R.H. DONNELLEY PUBLISHING & ADVERTISING OF ILLINOIS HOLDINGS, LLC
By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	President and Treasurer

Signature Page to Reaffirmation Agreement